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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 24, 2003
                                                ---------------------------


                         CALYPTE BIOMEDICAL CORPORATION.
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                   000-20985                          06-1226727
                   ---------                          ----------
           Commission File No.            I.R.S. Employer Identification


1265 Harbor Bay Parkway,
Alameda, CA                                              94502
-----------                                              -----
Address of principal executive offices                 Zip Code


(510) 749-5100 Registrant's telephone number, including area code



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant (the Company) on June 24, 2003 elected to file a Form 10-QSB for the quarter ended March 31, 2003 as the Company qualifies as a small business filer in accordance with Regulation S-B and has elected to opt into the small business disclosure system. The financial results and disclosures appearing in the Form 10-QSB are identical to the results and disclosures appearing in the Company's previously-filed Form 10-Q for the quarter ended March 31, 2003. The Company intends to file all future periodic reports as a small business filer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Alameda, California
           June 24, 2003
                              CALYPTE BIOMEDICAL CORPORATION
                                 (Registrant)

                              /s/ Richard D. Brounstein
                              ----------------------------------
                              Richard D. Brounstein
                              Executive Vice President and Chief
                              Financial Officer

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